Summary Prospectus April 14, 2016
Schwab Municipal Money Fund™

Ticker Symbols:	Value Advantage Shares®: SWTXX	Select Shares®: SWLXX	Premier Shares: SWOXX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.csimfunds.com/schwabfunds_prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.
The fund’s prospectus and SAI, both dated April 14, 2016, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.
Investment objective
The fund’s goal is to seek the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal income tax.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold Value Advantage Shares, Select Shares, or Premier Shares of the fund.
Shareholder fees (fees paid directly from your investment)
	Value Advantage Shares	Select Shares	Premier Shares
	None	None	None
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.32	0.32	0.32
Distribution (12b-1) fees	None	None	None
Other expenses	0.23	0.23	0.23
Total annual fund operating expenses	0.55	0.55	0.55
Less expense reduction	(0.10)	(0.20)	(0.31)
Total annual fund operating expenses after expense reduction[1]	0.45	0.35	0.24
[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Select Shares and Premier Shares to 0.35% and 0.24%, respectively, through April 29, 2018 and of the Value Advantage Shares to 0.45% for so long as the investment adviser serves as the adviser to the fund (contractual expense limitation agreement). This contractual expense limitation agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in each share class with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a share class for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the Value Advantage Shares’ operating expenses remain the same as those shown above as “total annual fund operating expenses after expense reduction” and the Select Shares’ and Premier Shares’ operating expenses through April 29, 2018 are the same as those shown above as “total annual fund operating expenses after expense reduction” and for all subsequent periods are the same as those shown above as “total annual fund operating expenses.” The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
	1 year	3 years	5 years	10 years
Value Advantage Shares	$46	$144	$ 252	$ 567
Select Shares	$36	$135	$266	$650
Premier Shares	$ 25	$112	$ 244	$628
Principal investment strategies
To pursue its goal, the fund invests in municipal money market securities from states and municipal agencies around the country and from U.S. territories and possessions. These securities may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes; revenue bonds, which typically are backed by a stream of revenue from a given source, such as a public water system or hospital; municipal commercial paper and municipal notes; and municipal leases, which may be used to finance construction or equipment purchases. The fund may invest more than 25% of its total assets in municipal securities financing similar projects such as those relating to education, health care, transportation, utilities, industrial development and housing. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal income tax.
The fund may purchase certain variable-rate demand securities issued by single state or national closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. It is anticipated that the interest on the variable-rate demand securities will be exempt from federal income tax. These securities are considered “municipal money market securities” for purposes of the fund’s 80% investment policy stated above.
Many of the fund’s securities will be subject to credit or liquidity enhancements from U.S. and/or non-U.S. entities, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.
In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.

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The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price by operating, on or before October 14, 2016, as a “retail money market fund,” as such term is defined or interpreted under the rules governing money market funds.
During unusual market conditions, the fund may invest in taxable money market securities as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Investment Risk. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. Effective October 14, 2016, the fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Retail Money Market Fund Risk. On or before October 14, 2016, the fund intends to qualify as a “retail money market fund,” as such term is defined or interpreted under the rules governing money market funds. A “retail money market fund” is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. Prior to and upon conversion to a “retail money market fund,” the fund may involuntarily redeem any investor who is not a natural person. The fund will provide advance notice of its intent to make any such involuntary redemption. Neither the fund nor the investment adviser will be responsible for any loss or tax liability in an investor’s account resulting from such involuntary redemption. As a “retail money market fund,” the fund will be permitted to continue to value its securities using the amortized cost method to seek to maintain a stable $1.00 share price. However, on or after October 14, 2016, the fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the fund’s liquidity falls below required minimums because of market conditions or other factors.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low or may even be negative, which may make it difficult for the fund to pay expenses out of fund assets or maintain a stable $1.00 share price. Because interest rates in the United States are near historically low levels, a change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. A sudden or unpredictable rise in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings.
Stable Net Asset Value Risk. If the fund or another money market fund fails to maintain a stable net asset value (or such perception exists in the market place), the fund could experience increased redemptions, which may adversely impact the fund’s share price. The fund is permitted, among other things, to reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.
Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor or liquidity provider of a portfolio investment fails to honor its obligations. For fixed-rate investments, negative perceptions of the ability of an issuer, guarantor or liquidity provider to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The fund’s investments in securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.
Credit and Liquidity Enhancements Risk. The fund may invest in securities with credit or liquidity enhancements provided by a bank or other financial institution, and the existence and nature of such enhancements may be a significant factor in the investment adviser’s decision-making process. Generally, these enhancements are employed by the issuers of the securities to reduce credit risk and provide enhanced or back-up liquidity for a purchaser, such as the fund. Adverse developments affecting these banks and financial institutions could therefore have a negative effect on the value of the fund’s holdings. For example, a rating agency downgrade of a credit or liquidity enhancement provider may adversely affect the value of securities held by the fund. Any decline in the value of the securities held by the fund could cause the fund’s share price or yield to fall. To the extent that a portion of the fund’s underlying investments are enhanced by the same bank or financial institution, these risks may be increased.
Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.
State and Regional Risk. State and regional factors could affect the fund’s performance. To the extent that the fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of
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tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies directly or indirectly on national governmental funding mechanisms may be negatively affected by the national government’s current budgetary constraints.
Investment Concentration Risk. To the extent that the fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments affecting those projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.
Taxable Determinations Risk. Some of the fund’s income could be taxable. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, dealer inventories of certain securities – an indication of the ability of dealers to engage in “market making” – are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.
Money Market Fund Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
Performance
The bar chart below shows how the fund’s Value Advantage Shares investment results have varied from year to year, and the following table shows the fund’s Value Advantage Shares, Select Shares and Premier Shares average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance. For current performance information, please see
www.csimfunds.com/schwabfunds_prospectus or call toll-free 1-800-435-4000 for the fund’s current seven-day yield.
Annual total returns (%) as of 12/31
Best Quarter: 0.83% Q2 2007
Worst Quarter: 0.00% Q3 2015
Average annual total returns (%) as of 12/31/15
	1 year	5 years	10 years
Value Advantage Shares	0.03%	0.02%	0.86%
Select Shares	0.03%	0.02%	0.90%
Premier Shares	0.03%	0.03%	0.96%
Investment adviser
Charles Schwab Investment Management, Inc.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (NYSE) is open except when the following federal holidays are observed: Columbus Day and Veterans Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
When you place orders to purchase, exchange or redeem fund shares through Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Investments in the fund are intended to be limited to accounts beneficially owned by natural persons. On or before October 14, 2016, the fund will adopt policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The fund reserves the right to involuntarily redeem shares in any account that are not beneficially owned by natural persons, after providing notice.
Eligible Investors (as determined by the fund and which are limited to natural persons) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
Set forth below are the investment minimums for the share classes of the fund. These minimums may be waived for certain investors or in the fund’s sole discretion.
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Schwab Municipal Money Fund™; Ticker Symbol:    Value Advantage Shares®: SWTXX    Select Shares®: SWLXX     Premier Shares: SWOXX
	Minimum initial investment	Minimum additional investment	Minimum balance
Value Advantage Shares	$25,000 [1]	$500	$20,000 [1]
Select Shares	$1,000,000	$1	$1,000,000
Premier Shares	$3,000,000	$1	$3,000,000
[1]	$15,000 for IRA and custodial accounts.
Tax information
Distributions received from the fund are typically intended to be exempt from federal income tax, but are generally subject to state and local personal income taxes. While interest from municipal securities is generally exempt from federal income tax, some municipal securities in which the fund may invest may produce income that is subject to the AMT. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Further, any of the fund’s defensive investments in taxable securities also could generate taxable income.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
REG54672-17        00164112
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